1 Proprietary and Confidential Property of Accuray Accuray Overview Video Exhibit 99.1

Accuray Transforming Patient Care Through Innovation Investor Day October 25, 2021

Agenda 3 Proprietary and Confidential Property of Accuray

Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: our preliminary financial results, including expectations regarding gross orders, revenues and adjusted EBITDA for the first quarter of fiscal 2022; expectations regarding fiscal 2022 full-year adjusted EBITDA and revenue; our positioning and strategy for accelerating revenue, market share and margin expansion, including expectations regarding our financial model; expectations regarding market growth rates and market trends; expectations regarding new product enhancements or offerings; expectations regarding partnerships and planned partnerships; our long term growth catalysts; expectations related to our joint-venture in China and Type-B product, including our ability to drive additional growth and market share in China; our ability to expand addressable markets; and our ability to capitalize on operating leverage to drive greater profits and cash flows. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our annual report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2021, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.   Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.   Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.      Forward-looking statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing

5 Proprietary and Confidential Property of Accuray Our Vision: To EXPAND the CURATIVE POWER of RADIATION THERAPY to improve as many lives as possible Broader treatment options Beyond oncology Global patient access Enable advanced treatments Survival, long term outcomes Quality of life Precision technology  Superior patient experience Partnerships  Focused resources Expertise Best in class

6 Entering the Golden Age of Radiotherapy Proprietary and Confidential Property of Accuray Accuray is leading the transformation  1 Versus 8 Week Treatments* Imaging Innovation Adaptive Therapy Partnerships Drug/Device   Combination *SBRT treatments vs conventional fractionated treatments (5 sessions vs 35 to 40 sessions)

Accuray Systems: Differentiated Solutions

ACCURAY

Radixact® System

TomoTherapy® System



Ultimate IMRT/SBRT Workhorse

Personalized
Universal
Fast

CyberKnife®

S7™ System



Dedicated Whole Body SRS/SBRT System

4D Dynamic Delivery
Precise
Speed

Accuray Precision®

Treatment Planning System



Connectivity to the RT Department

Efficient
Integrated
Automated

7

Proprietary and Confidential Property of Accuray

8 Proprietary and Confidential Property of Accuray Strategy for Accelerating Revenue and Margin Expansion Financial model designed to both invest as well as grow the top line Reposition for Success Enhanced leadership  Established China JV  Introduced Synchrony®   Improved cost structure  and operating leverage FY18 - FY19 Transform Culture and Begin Innovation Driven Growth Redefined vision and technology roadmap China type-A revenue ramp  Build our global infrastructure and operations Restructured debt for growth FY20 - FY21 Accelerate Growth New products and partnerships Execution on China growth Expand markets and drive market share gain Drive greater profits and cash flows FY22+ Plan

9 Proprietary and Confidential Property of Accuray Long Term Growth Catalysts

Commercial Orders Momentum Entering FY22

Four (4) Accuray business regions and strategies

ACCURAY
+19% Q4 Y/Y[a]
+39% Q1 Y/Y[b]

WW MARKET
+4.2%[c]
CAGR 2021-2026



JAPAN
AMERICAS
EME
A
APAC

a: Q4 FY21 orders Y/Y
b: Q1 FY22 orders Y/Y. Q1 FY22 orders are preliminary unaudited results.
c: MarketsAndMarkets RADIOTHERAPY MARKET – GLOBAL FORECAST 2021-2026

10

Proprietary and Confidential Property of Accuray

Long Term Revenue Growth Catalysts 11 Proprietary and Confidential Property of Accuray Technology Innovation Pipeline China Growth and Unique Business Model New Market Opportunities  Acceleration of Favorable Market Trends

Robust Technology Pipeline

ACCURAY



Innovation Pipeline
ClearRT™ CyberKnife®
Online Adaptive
Breast Package
Radixact®
Neuro Package CyberKnife®
ClearRT™ Radixact®
VOLO™ Ultra Radixact®
Synchrony® Radixact®
FY21-FY24
Launched products
Planned launches
Versatility – Connectivity – Speed – Quality
15%
of Revenue Invested in R&D*

12

*R&D as a planned percentage of revenue FY22

Proprietary and Confidential Property of Accuray

13 Proprietary and Confidential Property of Accuray China Growth and Unique Business Model

China Joint Venture Business Progress Proprietary and Confidential Property of Accuray 175 employees Commercial execution: Type-A:  85% market share* Type-B:  Commercial coverage with JV product on-track   Customer support team active with 30 systems installed in calendar 2021  World class training and education center  *100 out of 118 type-A licenses awarded in the 13th – 5-year plan

15 Proprietary and Confidential Property of Accuray China JV manufacturing ready for BIMTa testing ISO 13485 certified  Type-B product on track Planned market introduction in summer 2022 Anticipate shipments following NMPAb approval by end of CY2022  Sister manufacturing site development b NMPA: The National Medical Products Administration (NMPA) is the Chinese agency for regulating drugs and medical devices (formerly the China Food and Drug Administration or CFDA) a BIMT: China Medical Manufacturer, Diagnostic, Testing supplier JV Manufacturing Facility Prepared for Type-B Product

16 Proprietary and Confidential Property of Accuray New Market Opportunities

Expansion to Global Value Segment  Proprietary and Confidential Property of Accuray Upgradeability Path Reduced Total Cost of Care Expand Patient Access  High Throughput and Quality  Workflow Efficiency Differentiated  Feature Set Base Clinical Capabilities with Options Mid-CY2023 Availability * Internal total new unit market forecast FY23 (Brazil and India) $300M Annual Opportunity* Target emerging markets where RT is underpenetrated

NeuroRadiosurgery: Replacement Market Opportunity

CyberKnife® S7™ Neuro Package with Brainlab®



- Target neurosurgeons
- Treats brain AND spine
- Improved patient experience
- Synchrony® 4D dynamic delivery
- No cobalt source



$600M aged Gamma Knife® opportunity through 2026*

*MarketsAndMarkets RADIOTHERAPY MARKET - GLOBAL FORECAST TO 2026
Gamma Knife is a registered trademark of Elekta AB (publ)

Proprietary and Confidential Property of Accuray

19 Proprietary and Confidential Property of Accuray Dr. DAVID ROBERGE Adjunct Professor, Oncology McGill University, CHUM - Notre Dame

20 Proprietary and Confidential Property of Accuray Market Trends and Technology Implications

Growing Use of Ultra-Hypofractionated Treatments 21 Proprietary and Confidential Property of Accuray 52% Estimated  Growth Since 2015 Number of patients *Medicare is subset of total treatments 2015 – 2019 Medicare Hospital Outpatient Standards Analytics File; 2015 – 2018 The Medicare Physician & Other Practitioners by Provider and Service dataset Public Use File; Freestanding volume for 2019 estimated based on annual 2015-2018 average growth rates

COVID-19: Accelerates Hypofractionation Adoption  22 Proprietary and Confidential Property of Accuray Increasing Clinical Evidence Guidelines Reduce the patient and provider risk of exposure

Aged Equipment Need Technology Upgrade Proprietary and Confidential Property of Accuray                  Conventional                             Ultra-HF Treat More Patients with Ultra-Hypofractionationb 40% U.S. Installed Base >9 yearsa a IMV 2019 Radiation Therapy Market Summary Report b Accuray internal data on file Installed base is aged  Technology needed for ultra-HF treatments  Increase annual patients treated   Compete more effectively in RO-APM reimbursement Potential for improved outcomes and quality of life

24 Proprietary and Confidential Property of Accuray PROF. RAPHAEL MOECKLI Group Leader, Medical Physicist at CHUV

Positioned to Win in Value Based Care

ACCURAY

Deliver more.
Better. Faster.

CYBERKNIFE® S7™ System

- Global leader in SRS/SBRT
- Only robotic delivery system
- Fast <15 min treatments



RADIXACT® System

- 360-degree helical arc therapy
- IMRT and SBRT
- Fast <15 min treatments



ACCURAY-ONLY TECHNOLOGY

- Outstanding image quality
- Synchrony® 4D dynamic delivery
- VOLO™ and VOLO Ultra speed
- Patient experience


Synchrony®
ClearRT™
VOLO™

25

Proprietary and Confidential Property of Accuray

26 Proprietary and Confidential Property of Accuray Clinical Evidence

PACE-B Prostate Study Shows Lower Side Effects with the CyberKnife® System

ACCURAY

Study shows 50% less bladder side effects compared to conventional linac



50% less bladder side effects[c]

- ~ 1 in 8 men in the U.S. will be diagnosed with prostate cancer[a]
- First phase 3 trial testing 5-fraction SBRT for prostate[b]
- N=874 patients from 37 centers in 3 countries[b]
- Subset analysis of the SBRT arm is favorable for the CyberKnife system a American Cancer Society
b Dr Alison Tree:, Royal Marsden Hospital, London, UK: Oral presentation and book of abstract at ESTRO 2021, Madrid, Spain
c Compared to conventional linac. Dr Alison Tree:, Royal Marsden Hospital, London, UK: Oral presentation at ESTRO 2021, Madrid, Spain

Proprietary and Confidential Property of Accuray

28 Proprietary and Confidential Property of Accuray Dr. Alison Tree Consultant Clinical Oncologist at The Royal Marsden NHS Foundation Trust

Accelerated Partial Breast Irradiation Delivered with the CyberKnife® System

ACCURAY

Study shows a lower secondary lung cancer risk compared to conventional linac





Up to 85% reduction of this risk using CyberKnife® System[c]

- ~ 1 in 8 women in the U.S. will develop invasive breast cancer[a]
- 80% of all breast cancer treated are early stage, outcomes are excellent[b]
- Retrospective analysis and modeling of long-term risk of dying of secondary lung cancer a BreastCancer.org
b American Cancer Society: Cancer Facts and Figures 2021
c Pignol et al. Front. Oncol. 11:713328

Proprietary and Confidential Property of Accuray

Head and Neck Cancer Delivered on the TomoTherapy® System

ACCURAY

Study shows lower salivary toxicity compared with conventional linac


Radixact

Lower salivary side effects for TomoTherapy® patients[a]
(7.5% vs. 20.4% with conventional linac)

- 1 in 50 people affected by head and neck cancer[b]
- High mortality rate[c]
- N=166 patients with head and neck cancer, from 14 centers[a]
- TomoTherapy® compared with conventional linac showed better tumor control and specific survival[a]

a Bibault JE, et al. (2017) International Journal of Radiation Oncology * Biology * Physics
b American Cancer Society. Cancer Facts and Figures 2021
c SEER database

Proprietary and Confidential Property of Accuray

Pancreatic Cancer: Combination with

Study shows increasing overall survival for locally recurrent cancer compared to SBRT with chemotherapy



Improved overall and progression-free survivals with SBRT plus immunotherapy[a]

- Pancreatic cancer survival is low, about 11%[b]
- N=170 patients randomized to CyberKnife® System SBRT plus immunotherapy vs. chemotherapy[a]
- Excellent patient tolerance[a]

a Zhu X., Cao Y., Liu W., et al. The Lancet Oncology, Volume 22, Issue 8, 2021, Pages 1093-110.
b SEER database

Proprietary and Confidential Property of Accuray

32 Proprietary and Confidential Property of Accuray Our Vision: HOPE Non-Invasive Fast Enable Improved Outcomes Enable Quality of Life Comfortable Surgical Precision Expand the curative power of radiation therapy to improve as many lives as possible

33 Proprietary and Confidential Property of Accuray The Accuray Product Difference

34 Proprietary and Confidential Property of Accuray Radixact® System Potential for improved outcomes and quality of life The Ultimate Full-body, Workhorse Radiation Therapy Device

35 Proprietary and Confidential Property of Accuray Radixact® System

The Radixact® System: a Universal Workhorse Proprietary and Confidential Property of Accuray Synchrony® 4D Tumor Tracking w/ Dynamic Delivery Simple VOLO™ Ultra Planning Unique Helical Platform Any Case Complexity Precise Helical Dose Painting Diagnostic-like ClearRT™ Imaging Quick Installation Vendor Neutral Connectivity

37 ClearRT™ Helical kVCT Imaging Proprietary and Confidential Property of Accuray Radixact® System’s unique helical platform advantages Planning Diagnostic-like quality Largest field of view (FOV) and scan length Fast 1-meter in 1-minute Upgradeable into the IB ADVANTAGES ClearRT™

The Competition

Conebeam CT comparison

Conebeam CT



Slow
- Elekta OBI: ~ 60-120 sec
- Varian TrueBeam®: ~ 33-60 sec
- Varian Halcyon™: ~ 17-40 sec

Artifacts
- Non-uniformity
- Geometric distortion

Limited Field of View
- ~ 20 cm maximum scan length
- <15 cm reduced artifact

Photo from "Domain adversarial networks and intensity-based data augmentation for male pelvic organ segmentation in cone beam CT" by Eliott Brion, Jean Leger, A.M. Barragan-Montero, Nicolas Meert, John A. Lee, and Benoit Macq / CC BY4.0 / Arrows added for emphasis

38

Elekta is a registered trademark of Elekta AB. Varian, TrueBeam, and Halcyon are trademarks or registered trademarks of Varian Medical Systems, Inc.

Proprietary and Confidential Property of Accuray

Excellent 39 Proprietary and Confidential Property of Accuray The Competition Comparing to typical MR-Linac and conebeam CT Good Poor

40 Proprietary and Confidential Property of Accuray Dr. Lane Rosen Willis-Knighton

Clinical Challenge 41 Proprietary and Confidential Property of Accuray Targets move - Life is always in motion Methods of correcting for breathing, circulation, and digestion

Proprietary and Confidential Property of Accuray Compensating for Movement ITV(internal target volume) healthy tissue receives a majority of the radiation dose Technique matters Synchrony® cancerous tissue receives a majority of the radiation dose 42 Enables dose escalation to the target Decreases radiation to healthy surrounding tissue  Potentially helps clinicians positively impact  patient outcomes  Pignol JP - Keynote address: Imaging guidance in cancer treatment – Opportunities and challenges for partnership between Radiology and Radiation Oncology. 12th Biennial International Symposium of the International Society for Strategic Studies in Radiology. Washington August 24 – 26th, 2017.

43 Proprietary and Confidential Property of Accuray Managing Breathing Accuray does NOT require restrictive devices Trained Breathing Device: Enable Predictable Gating Patient Restraint: Abdominal Compression 1 of 3 Patients Typically Unable to Tolerate* *Davis CA, , oral presentation at ESTRO 2021, Madrid, Spain

Synchrony® 4D Motion Tracking with Dynamic Delivery 44 Proprietary and Confidential Property of Accuray Minimize Margins: Potential for improved outcomes, and enables ultra-hypofractionation Breath Naturally: Greater patient comfort, and a better experience Deliver Efficiently: Treat more patients, at lower cost, with overall higher profitability Efficient and precise, comfortable for the patient Sample patient data provided by Froedtert &the Medical College of Wisconsin, Milwaukee, WI

45 Proprietary and Confidential Property of Accuray Breast Cancer Solution Development C-RAD Catalyst+ HD  Protect the heart Focus beam on the tumor/tumor bed Non-ionizing optical imaging patient setup Automated pause/resume specific to the needs of treating breast cancer patients Partnership with C-RAD TomoTherapy® and Radixact® systems with C-RAD solution is under development - This does not reflect a commitment to deliver products, software, features, functionality, or upgrades, and should not be relied upon in making purchasing decisions.

46 Proprietary and Confidential Property of Accuray Dr. Anand Mahadevan Professor and Chairman of Radiation Oncology at Geisinger Health System

47 Proprietary and Confidential Property of Accuray CyberKnife® System Potential for improved outcomes and quality of life Dedicated Whole Body SRS/SBRT System

48 Proprietary and Confidential Property of Accuray CyberKnife® System

The CyberKnife® Radiosurgery System Proprietary and Confidential Property of Accuray Unique Robotic Platform Submillimeter Accuracy Fast Delivery Versatile SRS/SBRT System Thousands of Beam Angles Flexible Collimation For Various Cases Powerful Planning Choices Moving Or Stationary Targets

The CyberKnife® System with RayStation® Planning

ACCURAY

RaySearch Laboratories

Partnership with RaySearch

RayCare®



iDMS® Data Management System



RayStation®





- Latest generation RaySearch plan optimizer
- Protocols and scripting automation tools
- RayPhysics® enables seamless machine commissioning
- Highly intuitive workflows for which RayStation® is known

*RayStation® and RayCare®: subject to regulatory clearance in some markets

Proprietary and Confidential Property of Accuray

CyberKnife® Neuro Radiosurgery System

Planned Partnership with Brainlab®

ACCURAY
BRAINLAB

Elements Neuro Pre-planning, and Quentry®
Familiar to neurosurgeons; Supports clinical evidence generation via registry access

Frameless and Frame Option*
Expands treatment to functional disease



Brain AND Spine Treatments

Oligometastatic Treatments
Improves efficiency in treating multiple brain metastases

Collimation
Tailors to common neurosurgical case demands

* Frame-based Neuro Technology is under development - This does not reflect a commitment to deliver products, software, features, functionality, or upgrades, and should not be relied upon in making purchasing decisions.

51

Proprietary and Confidential Property of Accuray

52 Proprietary and Confidential Property of Accuray Dr. ADITYA GUPTA Chief Neurosurgeon at Artemis Hospital

Accuray Systems Have Vendor-Neutral OIS Connectivity 53 Accuray Connectivity Proprietary and Confidential Property of Accuray iDMS® Radiation Oncology Department Closed a historical gap Seamless workflow: scheduling, image review, treatment capture Electronic medical record integration ensures a complete patient record Everyone wins: IHE-RO industry consortium’s commitment to expanding development, and testing Oncology Information System (OIS) Electronic Medical Record (EMR)

54 Proprietary and Confidential Property of Accuray Innovation Continues

55 Proprietary and Confidential Property of Accuray ClearRT™ Imaging Critical Input to Adaptive Workflow Online adaptation is under development - This does not reflect a commitment to deliver products, software, features, functionality, or upgrades, and should not be relied upon in making purchasing decisions. Determine key radiomics inputs

Strategic Exploration 56 Proprietary and Confidential Property of Accuray Immunotherapy with RT for abscopal effect Automation “one-stop-shop” and daily adaptive RT The future of the CyberKnife® system beyond 3D imaging KOL THINK TANKS

57 Proprietary and Confidential Property of Accuray Financial Update

Key Financial Metricsa Proprietary and Confidential Property of Accuray ACTUALS Q4 FY21 Y/Y Q1 FY22 HIGHLIGHTS New product innovation driving order momentum Largest fiscal first quarter revenue number in Company history Raised FY22 full year revenue guidance to $420M to $427M Tightened FY22 full year adjusted EBITDA to the range of $33M to $35MC FY21 Y/Y Q1 FY22 Y/Yb PRE-ANNOUNCEMENT a FY22 revenue guidance as presented in press release dated October 21, 2021.  This presentation should not be construed as a reaffirmation of such guidance. b Represents preliminary unaudited financial results announced in press release dated October 21, 2021.  Actual results may vary. c Adjusted EBITDA is a non-GAAP measure. Please see Appendix for a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure. d Value is the midpoint of the range.

59 Proprietary and Confidential Property of Accuray Improved Q4 FY21 Balance Sheet for Future Growth Key parameters are strengthening based on actions taken Debt Restructuring Lowered Interest expense by ~$2.5M/year Greater flexibility with new term loan and revolver covenants Capacity to invest in growth Improved Working Capital Decreased Inventory by ~$8M year over year to $126M Decreased Receivables by ~$5M year over year to $85M Stronger Cash Position Cash & Investments increased by ~$8M year over year to $117M Paid down $5M on revolver

60 Proprietary and Confidential Property of Accuray Strategy for Accelerating Revenue and Margin Expansion Financial model designed to both invest as well as grow the top line Reposition for Success Enhanced leadership team Established China joint-venture  Introduced Synchrony  Reset cost structure to increase operating leverage FY18 - FY19 Transform Culture and Begin Innovation Driven Growth Redefined vision and strategic roadmap High impact product introduction Executed China type-A revenue ramp  Continued to build out our global infrastructure and operations Restructured debt to allow for growth FY20 - FY21 Accelerate Growth Consistent cadence of new products and partnerships Drive additional growth and share in China market Expand addressable markets and drive further market share gain Capitalize on operating leverage to drive greater profits and cash flows FY22+ Plan

61 Proprietary and Confidential Property of Accuray Closing Remarks

In Summary 62 Proprietary and Confidential Property of Accuray Entering FY22 With Accelerating Momentum Strongest Product Portfolio and Pipeline in Company’s History Multiple Growth Catalysts and Global Commercial Execution Strengthened Leadership Team and Operational Foundation Positioned for Accelerated Revenue Growth, Market Share Gains and Margin Expansion

63 Proprietary and Confidential Property of Accuray Q&A

64 Proprietary and Confidential Property of Accuray Thank you

Appendix

66 Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA FY21 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) (a) consists of one-time charge related to the exchange of our 3.75% Convertible Senior Notes due July 2022 for our new 3.75% Convertible Senior Notes due May 2026 and the refinancing of our senior secured revolving credit facility and term loan with new lenders. (b) consists of non-cash gain related to the value of the Company’s capital contribution to the China joint venture. (c) consists of costs associated with reduction of staff.

67 Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA Q1 Preliminary and FY22 Projected Guidance Projected Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

68 Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA FY19 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) (a) consists of an accounts receivable impairment charge related to one customer in the first quarter of 2019 (b) consists of costs associated with reduction of staff (c) consists of a non-cash reversal of deferred rent related to a facility lease that was terminated